Summary
Prospectus

July 29, 2025
Goldman Sachs Government Income Fund
Class P: GGTPX

Before you invest, you may want to review the Goldman Sachs Government Income Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at dfinview.com/GoldmanSachs. You can also get this information at no cost by calling 800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated July 29, 2025, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Goldman Sachs Government Income Fund (the “Fund”) seeks a high level of current income, consistent with safety of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.53%
Other Expenses[1]	0.43%
Total Annual Fund Operating Expenses	0.96%
Fee Waiver and Expense Limitation[2]	(0.47%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.49%
1
The “Other Expenses” for Class P Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
2
The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.46% as an annual percentage of the Fund's average daily net assets; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2026, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$50	$259	$485	$1,135

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2025 was 830% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities that are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”) and repurchase agreements collateralized by such securities. The remainder of the Fund’s Net Assets may be invested in non-government securities such as privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed

2 Summary Prospectus — Goldman Sachs Government Income Fund
Securities”), asset-backed securities and corporate securities. The Fund also intends to invest in derivatives, including (but not limited to) futures, swaps, options on swaps and other derivative instruments, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Government/Mortgage Index, plus or minus one year, and over the past five years ended June 30, 2025, the duration of this index has ranged between 4.77 and 6.21 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Investment Adviser measures the Fund’s performance against the Bloomberg U.S. Government/Mortgage Index.
Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
No one factor or consideration is determinative in the fundamental investment process.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances,  the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising.
Derivatives Risk. The Fund's use of futures, swaps, options on swaps and other derivative instruments may result in losses, including due to adverse market movements. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the Secured Overnight Financing Rate (“SOFR”), a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”) or another rate determined using SOFR values. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
Some floating or variable rate obligations or investments of the Fund may have previously referenced the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings has ceased. Public and private sector actors have worked to establish alternative reference rates, like SOFR or Term SOFR, to be used in place of LIBOR. There is no assurance that any such alternative

3 Summary Prospectus — Goldman Sachs Government Income Fund
reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Fund’s floating and variable rate obligations and investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. For example, LIBOR was previously calculated using the average rate at which a selection of large global banks reported they could borrow from one another and SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Certain of the Fund’s obligations or investments may have transitioned from LIBOR. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its obligations or investments. Any pricing adjustments to the Fund’s obligations or investments resulting from use of an alternative reference rate may also adversely affect the Fund’s performance and/or NAV. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its obligations and investments.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Mortgage-Backed and/or Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a regulatorily required broad-based securities market index (Bloomberg U.S. Aggregate Bond Index) (the “Regulatory Benchmark”) and the Bloomberg U.S. Government/Mortgage Index (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Investment Adviser uses to measure the Fund's performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with new regulatory requirements. For additional information about these benchmark indices, please see “Additional Performance and Benchmark Information” on page 40 of the Prospectus. The Fund’s past performance, before and after taxes, is

4 Summary Prospectus — Goldman Sachs Government Income Fund
not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	3.91%	June 30, 2025

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	6.25%	December 31, 2023
Worst Quarter Return	-5.25%	March 31, 2022

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2024
	1 Year	5 Years	Since Inception	Inception Date
Class P Shares				4/20/2018
Returns Before Taxes	0.84%	-0.78%	0.68%
Returns After Taxes on Distributions	-0.35%	-1.69%	-0.26%
Returns After Taxes on Distributions and Sale of Fund Shares	0.50%	-0.96%	0.14%
Bloomberg U.S. Government/Mortgage Index	0.83%	-0.67%	0.90%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.36%
Benchmark returns do not reflect any deductions for fees or expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Peter Stone, Managing Director, has managed the Fund since 2020 and Simon Dangoor, Managing Director, has managed the Fund since July 2025.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman
Sachs Trust Company of Delaware, Goldman Sachs Wealth Services, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These

5 Summary Prospectus — Goldman Sachs Government Income Fund
payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

6 Summary Prospectus — Goldman Sachs Government Income Fund
[This page intentionally left blank]

7 Summary Prospectus — Goldman Sachs Government Income Fund
[This page intentionally left blank]

8 Summary Prospectus — Goldman Sachs Government Income Fund
SDFISUM4-25P